QUICKSILVER RESOURCES INC. COMMENCES CONSENT SOLICITATION FOR ITS
91/8% SENIOR NOTES DUE 2019
FORT WORTH, Texas, May 23, 2013 – Quicksilver Resources Inc. (“Quicksilver”) (NYSE: KWK) today announced the commencement of a solicitation (the “Solicitation”) of consents (the “Consents”) upon the terms and subject to the conditions set forth in a Consent Solicitation Statement (as it may be amended or supplemented from time to time, the “Statement”) and the accompanying Form of Consent (the “Consent Form”), each dated as of May 23, 2013, to certain proposed amendments (the “Proposed Amendments”) to the indenture, dated as of December 22, 2005, among Quicksilver, the subsidiary guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, National Association), as trustee (the “Trustee”), as supplemented by an Eighth Supplemental Indenture dated as of August 14, 2009, a Twelfth Supplemental Indenture dated as of December 23, 2011, a Sixteenth Supplemental Indenture, dated as of February 28, 2012 and a Twentieth Supplemental Indenture dated as of June 13, 2012 (the indenture as so supplemented, the “Indenture”), governing its 91/8% Senior Notes due 2019 (the “2019 Senior Notes”). The Proposed Amendments would amend the Indenture to permit Quicksilver to refinance its 71/8% Senior Subordinated Notes due 2016 (the “2016 Subordinated Notes”), its 113/4% Senior Notes due 2016 and its 81/4% Senior Notes due 2015 by incurring indebtedness that ranks equally in right of payment to, but with longer maturities than, the 2019 Senior Notes, to permit any such refinancing of the 2016 Subordinated Notes prior to their maturity to be excluded from the covenant regarding limitation on restricted payments in the Indenture and to give Quicksilver greater flexibility to incur secured and unsecured indebtedness pursuant to offerings of debt securities in connection with such refinancing or otherwise. The Proposed Amendments will be effected by a supplemental indenture to the Indenture that is described in more detail in the Statement.
The Solicitation will expire at 5:00 p.m., Eastern Time, on June 6, 2013, unless otherwise extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Expiration Time”). The Solicitation is subject to customary conditions, including, among other things, the receipt of valid Consents (which Consents have not been validly revoked) with respect to a majority in aggregate principal amount of the outstanding 2019 Senior Notes (the “Requisite Consents”) prior to the Expiration Time.
Quicksilver will pay to each holder of record of Notes as of 5:00 p.m., Eastern Time, on May 22, 2013 (each such holder, a “Holder”), who has delivered (and has not validly revoked) a valid Consent in respect of such 2019 Senior Notes, $40.00 in cash for each $1,000 principal amount of such 2019 Senior Notes in respect of which a valid Consent was so delivered (and was not validly revoked) (the “Consent Fee”) if the conditions set forth in the Statement have been satisfied or, where possible, waived. Holders of 2019 Senior Notes who deliver Consents but validly revoke their Consent in accordance with the Statement or who deliver Consents after the

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Expiration Time, will not receive a Consent Fee. Quicksilver expects to pay the Consent Fee on June 21, 2013, assuming the Expiration Time is not extended. If the Expiration Time is extended, Quicksilver will announce the new payment date in the public announcement which announces the new Expiration Time.
Holders may revoke Consents at any time prior to the earlier of (1) the Expiration Time or (2) the date on which the supplemental indenture effecting the Proposed Amendments is executed, which is expected to be promptly following the receipt of the Requisite Consents.
If the Requisite Consents are received prior to the Expiration Time, the Proposed Amendments will be promptly adopted. If the Proposed Amendments are approved and the related supplemental indenture giving effect to the Proposed Amendments is entered into by Quicksilver, the subsidiary guarantors party thereto and the Trustee, and the Consent Fee is expected to be paid by Quicksilver on June 21, 2013, assuming the Expiration Time is not extended, the Proposed Amendments will bind all Holders of the 2019 Senior Notes, including those that did not give their Consent. If the Requisite Consents are not received prior to the Expiration Time, the Proposed Amendments will not be adopted and the Consent Fee will not be paid.
Quicksilver has retained Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. to act as Solicitation Agents and D.F. King & Co., Inc. to act as Tabulation and Information Agent for the Solicitation. Questions regarding the Solicitation may be directed to Credit Suisse Securities (USA) LLC at (800) 820-1653 (U.S. toll-free) or (212) 325-2476 (collect), Citigroup Global Markets Inc. at (800) 558-3745 (U.S. toll-free) or (212) 723-6106 (collect) or Deutsche Bank Securities Inc. at (855) 287-1922 (U.S. toll-free) or (212) 250-7527 (collect). Requests for documents relating to the Solicitation may be directed to D.F. King & Co., Inc., the Information and Tabulation Agent for the Solicitation at (800) 488-8035 (toll-free), (212) 269-5550 (banks and brokers). The Statement and related Consent Form also address certain U.S. federal income tax consequences. Holders should seek their own advice based on their particular circumstances from an independent tax advisor.
This press release is for informational purposes only and the Solicitation is only being made pursuant to the terms of the Statement and the related Consent Form. The Solicitation is not being made to, and Consents are not being solicited from, Holders of Notes in any jurisdiction in which it is unlawful to make such Solicitation or grant such Consent. None of Quicksilver, the Guarantors, the Trustee, the Solicitation Agents or the Information and Tabulation Agent or any other person makes any recommendation as to whether or not Holders should deliver Consents. Each Holder must make its own decision as to whether or not to deliver Consents.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities and is not being made in any jurisdiction in which the making of this announcement would violate the laws of such jurisdiction.

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About Quicksilver Resources
Fort Worth, Texas-based Quicksilver is an independent oil and gas company engaged in the exploration, development and acquisition of oil and gas, primarily from unconventional reservoirs including gas from shales and coal beds in North America. Quicksilver's Canadian subsidiary, Quicksilver Resources Canada Inc., is headquartered in Calgary, Alberta.
Forward-looking Statements
Certain statements contained in this press release and other materials we file with the SEC, or in other written or oral statements made or to be made by us, other than statements of historical fact, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: changes in general economic conditions; fluctuations in natural gas, NGL and oil prices; failure or delays in achieving expected production from exploration and development projects; uncertainties inherent in estimates of natural gas, NGL and oil reserves and predicting natural gas, NGL and oil reservoir performance; effects of hedging natural gas, NGL and oil prices; fluctuations in the value of certain of our assets and liabilities; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; delays in construction of transportation pipelines and gathering, processing and treating facilities; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; failure or delay in completing strategic transactions; the effects of existing or future litigation; failure to complete the transactions described in this press release; and additional factors described elsewhere in this press release.
This list of factors is not exhaustive, and new factors may emerge or changes to these factors may occur that would impact our business. Additional information regarding these and other factors may be contained in our filings with the SEC, especially on Forms 10-K, 10-Q and 8-K. All such risk factors are difficult to predict, and are subject to material uncertainties that may affect actual results and may be beyond our control. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

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All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements.
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Investor & Media Contact:
David Erdman
(817) 665-4023

KWK 13-12

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